UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 14, 2016

Rent-A-Center, Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware	0-25370	45-0491516
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5501 Headquarters Drive

Plano, Texas 75024

(Address of principal executive offices, including zip code)

(972) 801-1100

(Registrant’s telephone number including area code)

Not Applicable

(Former name or former address if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-14(c) under the Exchange Act (17 CFR 240.13e-14(c))

Item 5.02	Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers; Compensatory Arrangements of Certain Officers.

Charles J. White resigned his position as Executive Vice President – RTO Domestic of Rent-A-Center, Inc. (the “Company”) effective as of July 14, 2016. Mr. White was a named executive officer of the Company for the fiscal year ending December 31, 2015. Mr. White’s resignation is deemed a termination without “cause” pursuant to an executive transition agreement between Mr. White and the Company. Accordingly, Mr. White is entitled to certain payments and benefits including:

•	unpaid but earned base salary through July 14, 2016;

•	a pro rata bonus calculated based upon Mr. White’ bonus, if any, for the year ended December 31, 2016; and

•	one and one half times the sum of Mr. White’ highest annual rate of salary during the previous 24 months, and his average annual bonus for the two preceding calendar years.

The form of executive transition agreement to which Mr. White is a party is filed as Exhibit 10.24 to the Company’s Quarterly Report on Form 10-Q for the quarter ended September 30, 2013.

In addition, Mr. White will comply for a period of two (2) years with certain post-employment covenants, including non-compete and confidentiality obligations, pursuant to the loyalty and confidentiality agreement between Mr. White and the Company. The form of loyalty and confidentiality agreement to which Mr. White is a party is filed as Exhibit 10.14 to the Company’s Quarterly Report on Form 10-Q for the quarter ended September 30, 2013.

James E. York, 47, was appointed Executive Vice President – RTO Domestic of the Company, effective as of July 14, 2016. Mr. York previously served as Division Vice President – RTO Domestic since October 2007.

In connection with this appointment, Mr. York and the Company have agreed that Mr. York’s annual base salary will be increased to $325,000, Mr. York’s target annual cash bonus will be 50% of his annual base salary, and Mr. York’s target annual equity compensation will be 85% of his annual base salary and shall be paid consistent with the equity compensation paid to executive officers of the Company, as described in the Company’s Proxy Statement for the 2016 Annual Meeting of Stockholders. In addition, Mr. York will be granted 10,000 options to purchase the common stock, par value $.01 per share, of the Company on October 3, 2016, pursuant to the Rent-A-Center, Inc. 2016 Long-Term Incentive Plan.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RENT-A-CENTER, INC.

Date: July 18, 2016	By:	/s/ Dawn M. Wolverton
Dawn M. Wolverton
Vice President – Assistant General Counsel and Secretary